INVESCO VARIABLE INVESTMENT FUNDS, INC.
                   INVESCO VIF-Industrial Income Portfolio
                         INVESCO VIF-Utilities Portfolio

               Supplement to Prospectus dated December 9, 1996
                        as Supplemented March 1, 1997

The Section of the INVESCO Variable Investment Funds, Inc. Prospectus entitled "Management" is amended to (1) delete the second paragraph, and (2) substitute the following paragraph in its place:

            INVESCO is an indirect wholly owned subsidiary of AMVESCO PLC. AMVESCO PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., thus creating one of the largest independent investment management businesses in the world. Subject to obtaining shareholder approval at its regular Annual Shareholder Meeting, the board of directors of AMVESCO PLC has concluded that the corporate name should be changed to AMVESCAP PLC effective May 8, 1997. INVESCO and INVESCO Trust Company will continue to operate under their existing names. AMVESCO has approximately $165 billion in assets under management. INVESCO was established in 1932 and, as of August 31, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, with combined assets of approximately $12.8 billion on behalf of over 827,000 shareholders.

The date of this Supplement is March 31, 1997.